Trade and other payables: amounts falling due within one year	12 Months Ended
Dec. 31, 2023
Trade and other current payables [abstract]
Trade and other payables: amounts falling due within one year
18. Trade and other payables: amounts falling due within one year
The following are included in trade and other payables falling due within one year[1]:

	2023	2022
	£m	£m
Trade payables	10,825.7	11,182.3
Payments due to vendors (earnout agreements)	73.3	62.0
Liabilities in respect of put option agreements with vendors	13.6	18.8
Fair value of derivatives	1.8	58.0
Other creditors and accruals[2]	2,408.7	2,914.8
	13,323.1	14,235.9
Note
[1] Deferred income was previously presented in Trade and other payables.
[2] This balance includes staff costs, indirect taxes payable and other individually not material items.
The Group considers that the carrying amount of trade and other payables approximates their fair value, except for liabilities in respect of put option agreements with vendors for which the fair value is £12.3 million (this is level 3 fair value that is derived using a discounted cash flow approach).
In all material respects, deferred income at 31 December 2022 was recognised as revenue during the year. Other than business-as-usual movements, and deferred income acquired on the acquisition of subsidiaries, there were no other significant changes in contract liability balances during the year.